Exhibit 10.1

TBPE REGISTERED ENGINEERING FIRM F-1580		FAX (713) 651-0849
1100 LOUISIANA SUITE 3800	HOUSTON, TEXAS 77002-5235	TELEPHONE (713) 651-9191

April 24, 2012

Dr. Juan José Suárez Coppel

Director General

Petróleos Mexicanos

Avenida Marina Nacional No. 329

Colonia Petróleos Mexicanos,

Torre Ejecutiva, Piso 41

11311 México, D.F. México

Dear Dr. Suárez Coppel:

We hereby consent to the references to Ryder Scott Company L.P. as set forth under the heading “Exploration and Production (Reserves)” in the annual report on Form 20-F of Petróleos Mexicanos for the year ended December 31, 2011 (the “Form 20-F”) and to the filing as an exhibit to the Form 20-F our report describing our review of the estimates of proved oil, condensate, natural gas and oil equivalent reserves owned by the United Mexican States (“Mexico”) as of January 1, 2012, for 260 fields located onshore in and offshore from Mexico in the Northern Region. These estimates were prepared in accordance with the applicable reserves definitions of Rule 4-10(a) of Regulation S-X of the United States Securities and Exchange Commission.

/S/ RYDER SCOTT COMPANY, L.P.
RYDER SCOTT COMPANY, L.P.
TBPE Firm Registration No. F-1580

Houston, Texas

April 24, 2012

1015 4TH STREET, S.W. SUITE 600	CALGARY, ALBERTA T2R 1J4	TEL (403) 262-2799	FAX (403) 262-2790
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